UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2024

CONSTRUCTION PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Drive, Suite 2

Dothan, Alabama 36303

(Address of principal executive offices) (ZIP Code)

(334) 673-9763

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ROAD	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On October 22, 2024, Construction Partners, Inc. (the “Company”) will use a lender presentation (the “Presentation”) in one or more meetings with prospective lenders to discuss a proposed senior secured term loan B credit facility in connection with the Company’s previously announced proposed acquisition (the “Acquisition”) of the issued and outstanding membership units of Asphalt Inc., LLC (doing business as Lone Star Paving, “Lone Star”), pursuant to the Unit Purchase Agreement, dated October 20, 2024, by and among the Company, Lone Star, the individual sellers listed on the signature pages thereto (the “Sellers”) and John J. Wheeler, in his capacity as the Sellers’ representative thereunder (the “Purchase Agreement”). A copy of the Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

The Company will also provide prospective lenders with (i) audited consolidated financial statements of Lone Star and accompanying notes related thereto as of and for the year ended December 31, 2023, (ii) audited consolidated financial statements of Lone Star and accompanying notes related thereto as of and for the year ended December 31, 2022, (iii) audited consolidated financial statements of Lone Star and accompanying notes related thereto as of and for the year ended December 31, 2021 and (iv) certain unaudited consolidated financial information of Lone Star for the six months ended June 30, 2024 and 2023 (collectively, the “Lone Star Financials”). Copies of the Lone Star Financials are furnished as Exhibits 99.2, 99.3, 99.4 and 99.5 to this Current Report and are incorporated by reference herein.

The Lone Star Financials do not reflect certain restructuring transactions consummated by Lone Star subsequent to June 30, 2024, including, among other things, (i) Lone Star’s contribution of all of the equity interests of Burnet Ranch Investments, LLC to LSA Investment Holdings, LLC (“LSAIH”) and subsequent distribution of all of the equity interests of LSAIH to the Sellers and (ii) Lone Star’s acquisition of the remaining equity interests in ACE Aggregates, LLC, in which Lone Star previously owned a minority interest. The Lone Star Financials reflect the results of operations of Lone Star Concrete, LLC and Lone Star Precast, LLC, entities in which Lone Star owns a minority interest but that divested of substantially all of their assets during the six months ended June 30, 2024. The Lone Star Financials have been prepared pursuant to U.S. generally accepted accounting principles (“GAAP”) and include various GAAP alternatives that may be adopted by a private entity. Upon the consummation of the Acquisition, financial statements of Lone Star and its consolidated subsidiaries will be prepared pursuant to GAAP for a public business entity.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Current Report (including in the accompanying Presentation) that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Exchange Act. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe” and “plan.” The forward-looking statements contained in this Current Report include, without limitation, statements related to financing of the Acquisition and the closing of the Acquisition. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements include, among others: the ultimate outcome of the Acquisition; the Company’s ability to consummate the Acquisition; the ability of the Company, Lone Star and the Sellers to satisfy the closing conditions set forth in the Purchase Agreement; the Company’s ability to finance the Acquisition; the Company’s indebtedness, including the indebtedness the Company expects to incur and/or assume in connection with the Acquisition and the need to generate sufficient cash flows to service and repay such debt; the Company’s ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Acquisition; the possibility that the Company may be unable to successfully integrate Lone Star’s operations with those of the Company; the possibility that such integration may be more difficult, time-consuming or costly than expected; the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, contractors and customers) may be greater than expected following the Acquisition or the public announcement of the Acquisition; the Company’s ability to retain certain key employees of Lone Star; potential litigation relating to the Acquisition that could be instituted against the Company or its directors; and the risks, uncertainties and factors set forth under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and its subsequently filed Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Lender Presentation.

99.2	Audited consolidated financial statements of Asphalt Inc., LLC and accompanying notes related thereto as of and for the year ended December 31, 2023.

99.3	Audited consolidated financial statements of Asphalt Inc., LLC and accompanying notes related thereto as of and for the year ended December 31, 2022.

99.4	Audited consolidated financial statements of Asphalt Inc., LLC and accompanying notes related thereto as of and for the year ended December 31, 2021.

99.5	Unaudited consolidated financial information of Asphalt Inc., LLC for the six months ended June 30, 2024 and 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: October 22, 2024	By:	/s/ Gregory A. Hoffman
Gregory A. Hoffman
Senior Vice President and Chief Financial Officer